Exhibit 99.1

MANITEX INTERNATIONAL ENTERS INTO DEFINITIVE AGREEMENT TO BE

ACQUIRED BY TADANO FOR $5.80 PER SHARE

Bridgeview, IL, September 12, 2024 – Manitex International, Inc. (NASDAQ: MNTX) (“Manitex” or the “Company”), a leading international provider of truck cranes, specialized industrial equipment, and construction equipment rental solutions to infrastructure and construction markets, today announced that it has entered into a definitive agreement to be acquired by Tadano Ltd. (“Tadano”) in an all-cash transaction at an equity value of $122 million and total transaction value of $223 million, including outstanding debt.

Under the terms of the transaction, Manitex shareholders will receive $5.80 per share in cash, which represents a premium of approximately 52.2% over the Company’s closing share price of $3.81 on September 11, 2024, the last full trading day before announcement of the transaction, and a premium of approximately 47.9% to the 30-day volume weighted average price of Manitex’s shares through September 11, 2024. Upon completion of the transaction, Manitex’s shares will no longer trade on NASDAQ or any other public market.

“We are pleased to have reached this agreement with Tadano, which we believe will deliver immediate and certain cash value to Manitex shareholders at a significant premium to the most recent share price,” said David Langevin, Executive Chairman of the Board of Manitex. “The Board’s decision follows careful evaluation of the transaction and a comprehensive strategic review process that began in late 2023.”

“Our expanded partnership with Tadano represents a new and exciting chapter for our employees and our customers,” said Michael Coffey, CEO of Manitex. “The acquisition by Tadano will help mitigate cyclical risk, while providing the Company with scale and broader international scope. We will benefit from access to technology, production synergies and working capital, enabling the Company to better achieve its objectives. Together with Tadano, we are strategically positioned to build a leading provider of lifting equipment solutions to the construction, infrastructure, and industrial markets.”

TRANSACTION APPROVAL AND TIMING

The transaction was unanimously approved by Manitex’s Board of Directors, which recommends that Manitex shareholders vote in favor of the transaction.

The transaction is expected to close early in the first quarter of 2025, subject to approval by Manitex shareholders, receipt of regulatory approvals and other customary closing conditions.

For further information regarding the terms and conditions of the definitive merger agreement (the “Merger Agreement”), please see Manitex’s Current Report on Form 8-K, which will be filed in connection with the transaction.

ADVISORS

Brown Gibbons Lang & Company is serving as exclusive financial advisor to Manitex, and Bryan Cave Leighton Paisner LLP is serving as legal counsel to Manitex.

Perella Weinberg Partners is serving as exclusive financial advisor to Tadano, and Sullivan & Cromwell LLP is serving as legal counsel to Tadano.

ABOUT MANITEX INTERNATIONAL

Manitex International is a leading provider of mobile truck cranes, industrial lifting solutions, aerial work platforms, construction equipment and rental solutions that serve general construction, crane companies, and heavy industry. The company engineers and manufactures its products in North America and Europe, distributing through independent dealers worldwide. Our brands include Manitex, PM, Oil & Steel, Valla, and Rabern Rentals.

ABOUT TADANO

Since Tadano developed Japan’s first hydraulic truck crane in 1955, the company has grown globally, while constantly striving to implement its Corporate Philosophy of Creation, Contribution, and Cooperation. The Tadano Group delivers its Core Values – Safety, Quality, and Efficiency Based on Compliance (C+SQE) – in each and every one of its products and services.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Manitex or the solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

ADDITIONAL INFORMATION REGARDING THE MERGER AND WHERE TO FIND IT

This communication relates to the proposed merger involving Manitex, Tadano and Lift SPC Inc., a wholly owned subsidiary of Tadano (“Merger Sub”), whereby Merger Sub shall be merged with and into Manitex (the “proposed merger”), with Manitex as the surviving corporation. The proposed merger will be submitted to the shareholders of Manitex for their consideration at a special meeting of the shareholders. In connection therewith, Manitex intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to Manitex’s shareholders when it becomes available, together with a proxy card, and a transaction statement on Schedule 13e-3 that will be filed jointly with Tadano. Manitex and Tadano may also file other relevant documents with the SEC regarding the proposed merger. INVESTORS AND SHAREHOLDERS ARE URGED, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, TO READ THE DEFINITIVE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto, the Schedule 13e-3 filing and other documents containing important information about Manitex, Tadano and the proposed merger, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the documents filed with the SEC can also be obtained on Manitex’s website at www.manitexinternational.com or by contacting Manitex’s Corporate Secretary at (708) 237-2052 or InvestorCom LLC, Manitex’s proxy solicitor, at (877) 972-0090 or proxy@investor-com.com.

This communication may be deemed to be solicitation material in respect of the proposed merger contemplated by the Merger Agreement.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Manitex, Tadano and certain of their directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Manitex’s directors and executive officers is contained in Manitex’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of shareholders, filed with the SEC on April 29, 2024, the proxy statement supplement, which was filed with the SEC on June 18, 2024, and Manitex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement, Schedule 13e-3 and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, as well as statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates, expectations and assumptions and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the Merger Agreement by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals in a timely manner or at all or that such approvals may be subject to conditions that are not anticipated, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger, (vi) the outcome of any legal proceedings that may be instituted against the

Company related to the Merger Agreement or the proposed merger, (vii) the risk that the proposed merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, shareholders and other business partners and on its operating results and business generally, (viii) the risk that the Company’s business and/or Tadano’s business will be adversely impacted during the pendency of the acquisition, (ix) risks related to financial community and rating agency perceptions of the Company or Tadano or their respective businesses, operations, financial condition and the industry in which they operate, (x) risks related to disruption of management attention from ongoing business operations due to the proposed merger, (xi) risks related to the potential impact of general economic, political and market factors on the Company, Tadano or the proposed merger and (xii) expected cost savings, synergies and other financial benefits from the proposed merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024; Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, filed on May 2, 2024, and June 30, 2024, filed on August 7, 2024; and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.manitexinternational.com/sec-filing/. Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

IR CONTACT

Paul Bartolai or Noel Ryan

MNTX@val-adv.com